UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 6, 2021

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2021, the Executive Committee of the Board of Directors of Park National Corporation (“Park”) —acknowledging the cumulative contributions made by C. Daniel DeLawder (“Mr. DeLawder”) over 50+ years of exemplary service to Park, The Park National Bank (Park’s national bank subsidiary) and the entire Park organization — approved the amendment (the “Amendment”) of the Performance-Based Restricted Stock Unit Award Agreements (the “PBRSU Award Agreements”) entered into between Park and Mr. DeLawder to evidence the grant of Performance-Based Restricted Stock Units (“PBRSUs”) as of January 1, 2019 and January 1, 2020, respectively. The Amendment provides that, notwithstanding the Retirement (as defined in the applicable PBRSU Award Agreement) of Mr. DeLawder on June 30, 2021, if the applicable performance-based criteria for vesting specified in the applicable PBRSU Award Agreement are met, the PBRSUs awarded to Mr. DeLawder will vest on the applicable Performance Date (as defined in the applicable PBRSU Award Agreement) in the full number (rather than a pro-rated portion) of the PBRSUs granted to Mr. DeLawder pursuant to the applicable PBRSU Award Agreement that would have been earned on such Performance Date based on the actual level of achievement for the applicable Performance Period (as defined in the applicable PBRSU Award Agreement) with respect to the performance-based criteria for vesting specified in the applicable PBRSU Award Agreement.

As previously reported in the Current Report on Form 8-K of Park, dated April 26, 2021 and filed with the Securities and Exchange Commission on the same date, Mr. DeLawder retired as an executive officer and associate (employee) of Park and The Park National Bank on June 30, 2021. Mr. DeLawder continues to serve on the Board of Directors of each of Park and The Park National Bank in his role as a director and Chair of the executive committee as well as continuing to serve as Chair of The Park National Bank's trust committee. From and after July 1, 2021, Mr. DeLawder will be compensated in the capacity as a non-associate director of each of Park and The Park National Bank.

Item 9.01 - Financial Statements and Exhibits.

(a)Not applicable

(b)Not applicable

(c)Not applicable

(d)Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

10.1    Park National Corporation 2017 Long-Term Incentive Plan for Employees Amendment No. 1 to Certain Performance-Based Restricted Stock Unit Award Agreements, entered into on July 6, 2021, between Park National Corporation and C. Daniel DeLawder (filed herewith)

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: July 9, 2021	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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